Exhibit 10.2

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This Amendment to Registration Rights Agreement, dated as of November 7, 2006, shall serve to amend the Registration Rights Agreement, dated as of August 8, 2006 (as amended, the “Agreement”), by and among Protocall Technologies Incorporated, a Nevada corporation, with its headquarters located at 47 Mall Drive, Commack, New York 11725, and each of the Initial Investors set forth in the Agreement. Capitalized terms used herein shall be as defined in the Agreement.

1.            Notwithstanding anything in the Agreement to the contrary, the “Filing Date” shall be November 17, 2006.

2.            Notwithstanding anything in the Agreement to the contrary, the “Effectiveness Deadline” shall be January 5, 2007.

3.            Notwithstanding anything in the Agreement to the contrary, the Company will register for resale in the Registration Statement (as defined in the Agreement) an aggregate of 22,000,000 shares, which shares shall be allocated to each Investor (as defined in the Agreement) on a pro rata basis, with additional shares to be registered by the Company on subsequent Registration Statements as soon as practicable following the receipt of a demand for registration therefor executed by a majority-in-interest of the Investors.

4.	All other provisions of the Agreement shall remain in full force and effect.

[Signature Pages Follow]

ACCEPTED AND AGREED:

PROTOCALL TECHNOLOGIES INCORPORATED

By: /s/ Bruce Newman

Bruce Newman
Chief Executive Officer

AJW PARTNERS, LLC

By: SMS Group, LLC

By: /s/ Corey S. Ribotsky

Corey S. Ribotsky
Manager

AJW OFFSHORE, LTD.

By: First Street Manager II, LLC

By: /s/ Corey S. Ribotsky

Corey S. Ribotsky
Manager

AJW QUALIFIED PARTNERS, LLC

By: AJW Manager, LLC

By:/s/ Corey S. Ribotsky

Corey S. Ribotsky
Manager

NEW MILLENNIUM CAPITAL

PARTNERS II, LLC

By: First Street Manager II, LLC

By: /s/ Corey S. Ribotsky

Corey S. Ribotsky
Manager

HARBORVIEW MASTER FUND, LP

By: /s/ Jonno Elliot

Name:	Jonno Elliot
Title:	Manager

By: /s/ Peter Cooper

Name:	Peter Cooper
Title:	Manager

PLATINUM PARTNERS LONG TERM GROWTH FUND V

By: /s/ Mark Nordlicht

Name:	Mark Nordlicht
Title:	General Manager

MONARCH CAPITAL FUND LTD.

By: /s/ Jonno Elliot

Name:	Jonno Elliot
Title:	Manager

By: /s/ Peter Cooper

Name:	Peter Cooper
Title:	Manager

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